Exhibit 10(x)


                       UNITED DOMINION REALTY TRUST, INC.
                            (a Virginia corporation)

                        Common Stock and Preferred Stock

                             UNDERWRITING AGREEMENT


                                                              January 22, 1997


MERRILL LYNCH & CO.
Merrill Lynch, Pierce, Fenner & Smith
            Incorporated
SCOTT & STRINGFELLOW, INC.
c/o Merrill Lynch & Co.
    Merrill Lynch, Pierce Fenner & Smith
                Incorporated
    World Financial Center
    North Tower
    New York, New York  10281-1326


Dear Sirs:


         United Dominion Realty Trust, Inc., a Virginia corporation (the "Company"), proposes to issue and sell shares of common stock, par value $1.00 per share (the "Common Stock"), and shares of preferred stock without par value (the "Preferred Stock") from time to time, in one or more offerings on terms to be determined at the time of sale. Each series of Preferred Stock may vary as to the specific number of shares, title, stated value, liquidation preference, issuance price, ranking, dividend rate or rates (or method of calculation), dividend payment dates, any redemption or sinking fund requirements, any conversion provisions and any other variable terms as set forth in the applicable Articles of Amendment to the Company's Articles of




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Incorporation (each, the "Articles of Amendment") relating to such series of
Preferred Stock. As used herein, "Securities" shall mean the Common Stock and the Preferred Stock. As used herein, "you" and "your", unless the context otherwise requires, shall mean the parties to whom this Agreement is addressed together with the other parties, if any, identified in the applicable Terms Agreement (as hereinafter defined) as additional co-managers with respect to Underwritten Securities (as hereinafter defined) purchased pursuant thereto.

         Whenever the Company determines to make an offering of Securities through you or through an underwriting syndicate managed by you, the Company will enter into an agreement (the "Terms Agreement") providing for the sale of such Securities (the "Underwritten Securities") to, and the purchase and offering thereof by, you and such other underwriters, if any, selected by you as have authorized you to enter into such Terms Agreement on their behalf (the "Underwriters", which term shall include you whether acting alone in the sale of the Underwritten Securities or as a member of an underwriting syndicate and any Underwriter substituted pursuant to Section 10 hereof). The Terms Agreement relating to the offering of Underwritten Securities shall specify the number of Underwritten Securities of each class or series to be initially issued (the "Initial Underwritten Securities"), the names of the Underwriters participating in such offering (subject to substitution as provided in Section 10 hereof), the number of Initial Underwritten Securities which each such Underwriter severally agrees to purchase, the names of such of you or such other Underwriters acting as co-managers, if any, in connection with such offering, the price at which the Initial Underwritten Securities are to be purchased by the Underwriters from the Company, the initial public offering price, the time, date and place of delivery and payment, any delayed delivery arrangements and any other variable terms of the Initial Underwritten Securities (including, but not limited to, current ratings (in the case of Preferred Stock only), designations, liquidation preferences, conversion provisions, redemption provisions and sinking fund requirements). In addition, each Terms Agreement shall specify whether the Company has agreed to grant to the Underwriters an option to purchase additional Underwritten Securities to cover over-allotments, if any, and the number of




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Underwritten Securities subject to such option (the "Option Securities"). As used herein, the term "Underwritten Securities" shall include the Initial Underwritten Securities and all or any portion of the Option Securities agreed to be purchased by the Underwriters as provided herein, if any. The Terms Agreement, which shall be substantially in the form of Exhibit A hereto, may take the form of an exchange of any standard form of written telecommunication between you and the Company. Each offering of Underwritten Securities through you or through an underwriting syndicate managed by you will be governed by this Agreement, as supplemented by the applicable Terms Agreement.

         The Company has filed with the Securities and Exchange Com mission (the "Commission") a registration statement on Form S-3 (No. 33-64275) for the registration of the Securities (including the Underwritten Securities) and certain of the Company's debt securities under the Securities Act of 1933, as amended (the "1933 Act"), and the offering thereof from time to time in accordance with Rule 415 of the rules and regulations of the Commission under the 1933 Act (the "1933 Act Regulations"), and the Company has filed such amendments thereto as may have been required prior to the execution of the applicable Terms Agreement. Such registration statement (as amended, if applicable) has been declared effective by the Commission. Such registration statement (as amended, if applicable), on the one hand, and the prospectus constituting a part thereof and each prospectus supplement relating to the offering of Underwritten Securities provided to the Underwriters for use (whether or not such prospectus supplement is required to be filed by the Company pursuant to Rule 424(b) of the 1933 Act Regulations) (the "Prospectus Supplement"), on the other hand, including in each case all documents incorporated therein by reference, and the information, if any, deemed to be a part thereof pursuant to Rule 430A(b) or Rule 434 of the 1933 Act Regulations, as from time to time amended or supplemented pursuant to the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act"), or otherwise, are referred to herein as the "Registration Statement" and the "Prospectus", respectively; provided, however, that a Prospectus Supplement shall be deemed to have supplemented the Prospectus only with respect to the offering of Underwritten Securities to which it relates. All references in this Agreement

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to financial statements and schedules and other information which is
"contained," "included" or "stated" in the Registration Statement or the Prospectus (and all other references of like import) shall be deemed to mean and include all such financial statements and schedules and other information which is or is deemed to be incorporated by reference in the Registration Statement or the Prospectus, as the case may be; and all references in this Agreement to amendments or supplements to the Registration Statement or the Prospectus shall be deemed to mean and include, without limitation, any document filed under the 1934 Act which is or is deemed to be incorporated by reference in the Registration Statement or the Prospectus, as the case may be. If the Company elects to rely on Rule 434 under the 1933 Act Regulations, all references to the Prospectus shall be deemed to include, without limitation, the form of prospectus and the abbreviated term sheet, taken together, provided to the Underwriters by the Company in reliance on Rule 434 under the 1933 Act (the "Rule 434 Prospectus"). If the Company files a registration statement to register a portion of the Securities and relies on Rule 462(b) for such registration statement to become effective upon filing with the Commission (the "Rule 462 Registration Statement"), then any reference to "Registration Statement" herein shall be deemed to be to both the registration statement referred to above (No. 33-64275) and the Rule 462 Registration Statement, as each such registration statement may be amended pursuant to the 1933 Act.

         Section 1.  Representations and Warranties.

         (a) The Company represents and warrants to you, as of the date hereof, and to you and each other Underwriter named in the applicable Terms Agreement, as of the date thereof (such latter date being referred to herein as a "Representation Date"), as follows:

                  (i) The Registration Statement and the Prospectus, at the time the Registration Statement became effective, complied, and as of the applicable Representation Date will comply, in all material respects with the requirements of the 1933 Act and 1933 Act Regulations; the Registration Statement, at the time the Registration Statement became


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         effective, did not and as of the applicable Representation Date will not, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; the Prospectus, as of the date hereof does not, and as of the applicable Representation Date and at Closing Time (as hereinafter defined) will not, include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection shall not apply to statements in or omissions from the Registration Statement or the Prospectus made in reliance upon and in conformity with information furnished to the Company in writing by any Underwriter through you expressly for use in the Registration Statement or the Prospectus.

             (ii) The documents incorporated by reference in the Prospectus when they became effective or were filed with the Commission, conformed in all material respects to the requirements of the 1934 Act and the rules and regulations of the Commission under the 1934 Act (the "1934 Act Regulations"), and, when read together with the other information in the Prospectus, at the time the Registration Statement became effective and as of the applicable Representation Date or Closing Time or during the period specified in Section 3(f), did not and will not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and any further documents so filed or incorporated by reference in the Prospectus or any further amendment or supplement thereto, when such documents become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the 1934 Act and the rules and regulations of the Commission thereunder and will not contain an untrue statement of a material fact or omit to state a material fact required to


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         be stated therein or necessary to make the statements therein not misleading.

            (iii) The accountants who certified the financial statements and supporting schedules included in, or incorporated by reference in the Prospectus are independent public accountants as required by the 1933 Act and the 1933 Act Regulations.

             (iv) The financial statements and supporting schedules of the Company and its subsidiaries included, or incorporated by reference in, the Registration Statement and the Prospectus present fairly in all material respects the financial position of the Company and its subsidiaries as of the dates indicated and the results of their operations for the periods specified; except as stated therein, said financial statements have been prepared in conformity with generally accepted accounting principles applied on a consistent basis; and the supporting schedules included or incorporated by reference in the Registration Statement and the Prospectus present fairly in all material respects the information required to be stated therein. Pro forma financial statements of the Company and South West Property Trust, Inc. ("South West") as adjusted as set forth therein and in the notes thereto included in the Prospectus have been prepared in accordance with the applicable requirements of the 1933 Act, the 1933 Act Regulations and AICPA guidelines with respect to pro forma financial information and include all adjustments necessary to summarize fairly the pro forma combined financial position of the Company and Southwest at the dates indicated and the pro forma combined results of their operations for the periods specified.

                  (v) Since the respective dates as of which information is given in the Registration Statement and the Prospectus, except as otherwise stated therein, (A) there has been no material adverse change or development involving a prospective material adverse change in or affecting the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, whether or

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         not occurring in the ordinary course of business, (B) there have been no transactions or acquisitions entered into by the Company or any of its subsidiaries other than those arising in the ordinary course of business, and (C) except for regular quarterly dividends on the Company's shares of common stock, or dividends declared, paid or made in accordance with the terms of any series of the Company's preferred stock, there has been no dividend or distribution of any kind declared, paid or made by the Company on any series of its common stock or preferred stock.

             (vi) The Company has been duly organized and is validly existing as a corporation in good standing under the laws of the Commonwealth of Virginia, with full power and authority to own, lease and operate its properties and conduct its business as described in the Prospectus; and the Company is duly qualified to transact business in all jurisdictions in which the conduct of its business requires such qualification except where the failure to so qualify would not have a material adverse effect on the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Company.

            (vii) Each subsidiary of the Company has been duly organized and is validly existing as a corporation, limited liability company, limited partnership or real estate investment trust in good standing under the laws of the jurisdiction of its incorporation or organization, with power and authority to own, lease and operate its properties and conduct its business as described in the Prospectus and is duly qualified to transact business in all jurisdictions in which the conduct of its business requires such qualification except where the failure to so be in good standing would not have a material adverse effect on the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Company and its subsidiaries, considered as one enterprise; each such subsidiary is duly qualified to transact business in all jurisdictions in which the conduct of its business requires such qualification, or in which the failure to qualify would have a materially adverse effect upon the business of such

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         subsidiary; all of the issued and outstanding shares of capital stock of each such corporate subsidiary and all of the issued and outstanding shares of beneficial interest of each such real estate investment trust subsidiary have been duly authorized and validly issued, are fully paid and non-assessable and are owned by the Company free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity; and the Company and/or one such corporate subsidiary are the only members or general partners of the Company's limited liability company or limited partnership subsidiaries, as applicable, and own the entire membership or general partnership interest in each such subsidiary free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity.

             (viii) The authorized, issued and outstanding shares of common and preferred stock of the Company are as set forth in the Prospectus under "Capitalization" (except for subsequent issuances, if any, pursuant to reservations, agreements or the exercise of convertible securities referred to in the Registration Statement including, without limitation, exercise of stock options, granting of stock options or issuance of shares pursuant to the dividend reinvestment plan); and such shares of common stock and preferred stock of the Company have been duly authorized and validly issued and are fully paid and non-assessable and are not subject to preemptive or other similar rights.

             (ix) The applicable Underwritten Securities have been duly authorized by the Company for issuance and sale pursuant to this Agreement and, when issued and delivered pursuant to this Agreement against payment of the consideration therefor specified in the applicable Terms Agreement or any Delayed Delivery Contract (as hereinafter defined), such Underwritten Securities will be duly and validly issued, fully paid and non-assessable; the Preferred Stock, if applicable, conforms to the provisions of the Articles of Amendment; such Underwritten Securities conform in all material respects to all statements relating thereto contained in the Prospectus; and the issuance of such

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         Underwritten Securities is not subject to preemptive
         or other similar rights.

             (x) If applicable, the shares of Common Stock issuable upon conversion of any of the Preferred Stock will have been duly and validly authorized and reserved for issuance upon such conversion or exercise by all necessary corporate action and such shares, when issued upon such conversion or exercise, will be duly and validly issued, fully paid and non-assessable, and the issuance of such shares upon such conversion or exercise will not be subject to preemptive or other similar rights; the Common Stock so issuable conforms in all material respects to all statements relating thereto contained in the Prospectus.

                  (xi) Neither the Company nor any of its subsidiaries is in violation of its Articles of Incorporation or By-Laws or in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, note, lease (other than as disclosed in the Prospectus) or other instrument to which the Company or any of its subsidiaries is a party or by which it or any of them may be bound, or to which any of the property or assets of the Company or any of its subsidiaries is subject and which default is of material significance in respect of the business or financial condition of the Company and its subsidiaries considered as one enterprise; and the execution, delivery and performance of this Agreement and the applicable Terms Agreement and the consummation of the transactions contemplated herein and therein and compliance by the Company with its obligations hereunder and thereunder have been duly authorized by all necessary corporate action on the part of the Company, and will not conflict with or constitute a breach of, or default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its

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         subsidiaries pursuant to any contract, indenture, mortgage, loan agreement, note, lease or other instrument to which the Company or any of its subsidiaries is a party or by which it or any of them may be bound, or to which any property or assets of the Company or any of its subsidiaries is subject, or result in any violation of the Articles of Incorporation or By-Laws of the Company or any law, administrative regulation or administrative or court decree.

                  (xii) With respect to all tax periods regarding which the Internal Revenue Service is or will be entitled to assert any claim, the Company has met the requirements for qualification as a real estate investment trust under Sections 856 through 860 of the Internal Revenue Code of 1986, as amended (the "Code"), and the Company's present and contemplated operations, assets and income continue to meet such requirements.

                  (xiii) The Company is not and, after giving effect to the offering and sale of the Underwritten Securities, will not be an "investment company" or an entity "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act").

                  (xiv) The conditions for use of registration statements on Form S-3 set forth in the General Instructions on Form S-3 have been satisfied and the Company is entitled to use such form for the transaction contemplated herein and in any applicable Terms Agreement.

                  (xv) There is no action, suit or proceeding before or by any court or governmental agency or body, domestic or foreign, now pending, or, to the knowledge of the Company, threatened against the Company or any of its subsidiaries which is required to be disclosed in the Prospectus (other than as disclosed therein) or which might result in any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, or which might materially and adversely affect the properties or assets thereof or which might materially and adversely affect the consummation of this Agreement or the applicable Terms Agreement or the transactions contemplated herein and therein; all pending legal or governmental proceedings to which the Company or

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         any of its subsidiaries is a party or of which any of their respective property is the subject which are not described in the Prospectus, including ordinary routine litigation incidental to the business, are, considered in the aggregate, not material; and there are no contracts or documents of the Company or any of its subsidiaries which would be required to be filed as exhibits to the Registration Statement by the 1933 Act or by the 1933 Act Regulations which have not been filed as exhibits to the Registration Statement.

                  (xvi) No authorization, approval or consent of any governmental authority or agency is necessary in connection with the consummation by the Company of the transactions contemplated by this Agreement or the applicable Terms Agreement, except such as may be required under the 1933 Act or the 1933 Act Regulations or state securities or Blue Sky laws.

                  (xvii) The Company has full right, power and authority to enter into this Agreement, the applicable Terms Agreement and the Delayed Delivery Contracts, if any, and this Agreement has been, and as of the applicable Representation Date, the applicable Terms Agreement and the Delayed Delivery Contracts, if any, will have been, duly authorized, executed and delivered by the Company.

                  (xviii) The Company and its subsidiaries have good and marketable title to, or valid and enforceable leasehold estates in, all items of real and personal property referred to in the Prospectus as owned or leased by them, in each case free and clear of all liens, encumbrances, claims, security interests and defects, other than those referred to in the Prospectus or which are not material in amount. Each lease of real property by the Company or any of its subsidiaries as lessor requiring annual lease payments in excess of $100,000 is the legal, valid and binding obligation of the lessee in accordance with its terms (except that the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the

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         court before which any proceeding therefor may be brought and to the
         Bankruptcy Act) and the rents which at present have remained due and unpaid for more than 30 days are not payable under leases such that, were no further rental payments to be received under such leases, the financial condition or results of operations of the Company and its subsidiaries would be materially adversely affected thereby. The Company has no reason to believe that the lessee under any lease (excluding leases for which rent payments due for the remainder of such lease are less than $500,000) calling for annual lease payments in excess of $500,000 is not financially capable of performing its obligations thereunder.

                  (xix) The Company has filed all Federal, local and foreign income tax returns which have been required to be filed and has paid all taxes indicated by said returns and all assessments received by it to the extent that such taxes have become due and are not being contested in good faith.

                  (xx) The Company and each of its subsidiaries hold all material licenses, certificates and permits from governmental authorities which are necessary to the conduct of their respective businesses; and neither the Company nor any of its subsidiaries has infringed any patents, patent rights, trade names, trademarks or copyrights, which infringement is material to the business of the Company or any of its subsidiaries.

                  (xxi) The Company has no knowledge of (a) the unlawful presence of any hazardous substances, hazardous materials, toxic substances or waste materials (collectively, "Hazardous Materials") on any of the properties owned by it or any of its subsidiaries, or of (b) any unlawful spills, releases, discharges or disposal of Hazardous Materials that have occurred or are presently occurring off such properties as a result of any construction on or operation and use of such properties which presence or occurrence would materially adversely affect the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Company or any of its subsidiaries. In

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         connection with the construction on or operation and use of the properties owned by the Company or any of its subsidiaries, the Company represents that it has no knowledge of any material failure to comply with all applicable local, state and federal environmental laws, regulations, ordinances and administrative and judicial orders relating to the generation, recycling, reuse, sale, storage, handling, transport and disposal of any Hazardous Materials.

         (b) Any certificate signed by any officer of the Company and delivered to you or to counsel for the Underwriters in connection with the offering of the Underwritten Securities shall be deemed a representation and warranty by the Company to each Underwriter participating in such offering as to the matters covered thereby on the date of such certificate and at each Representation Date subsequent thereto.

         Section 2.  Purchase and Sale.

         (a) The several commitments of the Underwriters to purchase the Underwritten Securities pursuant to the applicable Terms Agreement shall be deemed to have been made on the basis of the representations and warranties herein contained and shall be subject to the terms and conditions herein set forth.

         (b) In addition, on the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Company may grant, if so provided in the applicable Terms Agreement relating to the Initial Underwritten Securities, an option to the Underwriters named in such Terms Agreement, severally and not jointly, to purchase up to the number of Option Securities set forth therein at the same price per Option Security as is applicable to the Initial Underwritten Securities less an amount equal to any dividend paid by the Company and payable on the Initial Underwritten Securities and not payable on such Option Securities. Such option, if granted, will expire 30 days (or such lesser number of days as may be specified in the applicable Terms Agreement) after the Representation Date relating to the

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Initial Underwritten Securities, and may be exercised in whole or in part from time to time only for the purpose of covering over-allotments which may be made in connection with the offering and distribution of the Initial Underwritten Securities upon notice by you to the Company setting forth the number of Option Securities as to which the several Underwriters are then exercising the option and the time and date of payment and delivery for such Option Securities. Any such time, date and place of delivery (a "Date of Delivery") shall be determined by you, but shall not be later than seven full business days nor earlier than two full business days after the exercise of said option, nor in any event prior to Closing Time, unless otherwise agreed upon by you and the Company. If the option is exercised as to all or any portion of the Option Securities, each of the Underwriters, acting severally and not jointly, will purchase that proportion of the total number of Option Securities then being purchased which the number of Initial Underwritten Securities each such Underwriter has severally agreed to purchase as set forth in the applicable Terms Agreement bears to the total number of Initial Underwritten Securities (except as otherwise provided in the applicable Terms Agreement), subject to such adjustments as you in your discretion shall make to eliminate any sales or purchases of fractional Underwritten Securities.

         (c) Payment of the purchase price for, and delivery of, the Underwritten Securities to be purchased by the Underwriters shall be made at the office of Brown & Wood LLP, 58th Floor, One World Trade Center, New York, New York 10048-0557, or at such other place as shall be agreed upon by you and the Company, at 9:00 A.M., New York City time, on the third business day (unless postponed in accordance with the provisions of Section 10 herein) following the date of the applicable Terms Agreement or, if pricing takes place after 4:30 P.M., New York City time on the date of the applicable Terms Agreement, on the fourth business day (unless postponed in accordance with the provisions of Section 10) following the date of the applicable Terms Agreement or at such other time as shall be agreed upon by you and the Company (each such time and date of payment and delivery being referred to herein as the "Closing Time"). In addition, in the event that any or all of the Option Securities are purchased by the Underwriters, payment of the purchase price for, and delivery

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of certificates representing, such Option Securities, shall be made at the above-mentioned offices of Brown & Wood LLP, or at such other place as shall be agreed upon by you and the Company on each Date of Delivery as specified in the notice from you to the Company. Unless otherwise specified in the applicable Terms Agreement, payment shall be made to the Company by certified or official bank check or checks in New York Clearing House funds payable to the order of the Company against delivery to you for the respective accounts of the Underwriters of the certificates for the Underwritten Securities to be purchased by them. The Underwritten Securities shall be in such authorized denominations and registered in such names as you may request in writing at least one business day prior to the Closing Time or Date of Delivery, as the case may be. The Underwritten Securities, which may be in temporary form, will be made available for examination and packaging by you on or before 3:00 P.M. on the first business day prior to the Closing Time or the Date of Delivery, as the case may be.

         If authorized by the applicable Terms Agreement, the Underwriters named therein may solicit offers to purchase Underwritten Securities from the Company pursuant to delayed delivery contracts ("Delayed Delivery Contracts") substantially in the form of Exhibit B hereto with such changes therein as the Company may approve. As compensation for arranging Delayed Delivery Contracts, the Company will pay to you at Closing Time, for the respective accounts of the Underwriters, a fee specified in the applicable Terms Agreement for each of the Underwritten Securities for which Delayed Delivery Contracts are made at the Closing Time as is specified in the applicable Terms Agreement. Any Delayed Delivery Contracts are to be with institutional investors of the types described in the Prospectus. At the Closing Time, the Company will enter into Delayed Delivery Contracts (for not less than the minimum number of Underwritten Securities per Delayed Delivery Contract specified in the applicable Terms Agreement) with all purchasers proposed by the Underwriters and previously approved by the Company as provided below, but not for an aggregate number of Underwritten Securities in excess of that specified in the applicable Terms Agreement. The Underwriters will not have any responsibility for the validity or performance of Delayed Delivery Contracts.


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         You shall submit to the Company, at least two business days prior to the Closing Time, the names of any institutional investors with which it is proposed that the Company will enter into Delayed Delivery Contracts and the number of Underwritten Securities to be purchased by each of them, and the Company will advise you, at least one business day prior to the Closing Time, of the names of the institutions with which the making of Delayed Delivery Contracts is approved by the Company and the number of Underwritten Securities to be covered by each such Delayed Delivery Contract.

         The number of Underwritten Securities agreed to be purchased by the several Underwriters pursuant to the applicable Terms Agreement shall be reduced by the number of Underwritten Securities covered by Delayed Delivery Contracts, as to each Underwriter as set forth in a written notice delivered by you to the Company; provided, however, that the total number of Underwritten Securities to be purchased by all Underwriters shall be the total number of Underwritten Securities covered by the applicable Terms Agreement, less the number of Underwritten Securities covered by Delayed Delivery Contracts.

         Section 3. Covenants of the Company. The Company covenants with you, and with each Underwriter participating in the offering of Underwritten Securities, as follows:

         (a) If the Company does not elect to rely on Rule 434 under the 1933 Act Regulations, immediately following the execution of the applicable Terms Agreement, the Company will prepare a Prospectus Supplement setting forth the number of Underwritten Securities covered thereby and their terms not otherwise specified in the Prospectus pursuant to which the Underwritten Securities are being issued, the names of the Underwriters participating in the offering and the number of Underwritten Securities which each severally has agreed to purchase, the names of the Underwriters acting as co-managers in connection with the offering, the price at which the Underwritten Securities are to be purchased by the Underwriters from the Company, the initial public offering price, if any, the selling concession and reallowance, if any, any delayed delivery arrangements, and such other information as you and the Company deem appropriate in connection with the offering of the Underwritten Securities; and the Company will promptly transmit copies of the Prospectus Supplement to the Commission for filing pursuant to Rule 424(b) of the 1933 Act Regulations and will furnish to the Underwriters named therein as many copies of the Prospectus (including such Prospectus Supplement) as you shall reasonably request. If the Company elects to rely on Rule 434 under the 1933 Act Regulations, immediately following the execution of the applicable Terms Agreement, the Company will prepare an abbreviated term sheet that complies with the requirements of Rule 434 under the 1933 Act Regulations and will provide the Underwriters with copies of the form of Rule 434 Prospectus, in such number as you shall reasonably request, and, if necessary, promptly file or transmit for filing with the Commission the form of Prospectus complying with Rule 434(c)(2) of the 1933 Act Regulations in accordance with Rule 424(b) of the 1933 Act Regulations.

         (b) The Company will notify you immediately, and confirm such notice in writing, of (i) the effectiveness of any amendment to the Registration Statement, (ii) the transmittal to the Commission for filing of any Prospectus Supplement or other supplement or amendment to the Prospectus to be filed pursuant to the 1934 Act, (iii) the receipt of any comments from the Commission,
(iv) any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or for additional information, and (v) the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose; and the Company will make every reasonable effort to prevent the issuance of any such stop order and, if any stop order is issued, to obtain the lifting thereof at the earliest possible moment.

         (c) At any time when the Prospectus is required to be delivered under the 1933 Act or the 1934 Act in connection with sales of the Underwritten Securities, the Company will give you notice of its intention to file or prepare any amendment to the Registration Statement or any amendment or supplement to the Prospectus, whether pursuant to the 1933 Act, 1934 Act or otherwise (including any revised prospectus which the Company proposes for use by the Underwriters in connection with an offering of Underwritten Securities which differs from the Prospectus on file at the Commission at the time the Registration Statement first becomes effective, whether or not such revised prospectus is required to be filed pursuant to Rule 424(b) of the 1933 Act Regulations, or any abbreviated term sheet prepared in reliance on Rule 434 of the 1933 Act Regulations), and will furnish you with copies of any such amendment or supplement or other documents proposed to be filed or used a reasonable amount of time prior to such proposed filing and, unless required by law, will not file or use any such amendment or supplement or other documents in a form to which you or counsel for the Underwriters shall reasonably object.

         (d) The Company will deliver to each Underwriter a signed copy of the Registration Statement as originally filed and of each amendment thereto (including exhibits filed therewith and documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the 1933 Act) as you reasonably request and will also deliver to each Underwriter a conformed copy of the Registration Statement as originally filed and of each amendment thereto (including documents incorporated by reference but without exhibits).

         (e) The Company will furnish to each Underwriter, from time to time during the period when the Prospectus is required to be delivered under the 1933 Act or the 1934 Act in connection with sales of the Underwritten Securities, such number of copies of the Prospectus (as amended or supplemented) as such Underwriter may reasonably request for the purposes contemplated by the 1933 Act, the 1933 Act Regulations, the 1934 Act or the 1934 Act Regulations.

         (f) If at any time when the Prospectus is required to be delivered under the 1933 Act or the 1934 Act in connection with sales of the Underwritten Securities any event shall occur or condition exist as a result of which it is necessary, in the opinion of counsel for the Underwriters, to amend or supplement the Prospectus in order that the Prospectus will not include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein not misleading in the light of the circumstances existing at the time it is delivered to a purchaser, or if it shall be necessary, in the opinion of such counsel, at any such time to amend or supplement the Registration Statement or the Prospectus in order to comply with the requirements of the 1933 Act or the 1933 Act Regulations, then the Company will promptly prepare and file with the Commission such amendment or supplement, whether by filing documents pursuant to the 1933 Act, the 1934 Act or otherwise, as may be necessary to correct such untrue statement or omission or to make the Registration Statement and Prospectus comply with such requirements.

         (g) If necessary, the Company will endeavor, in cooperation with the Underwriters, to qualify the Underwritten Securities and the Common Stock issuable upon conversion of the Preferred Stock, if any, for offering and sale under the applicable securities laws and real estate syndication laws of such states and other jurisdictions of the United States as you may designate; and in each jurisdiction in which the Underwritten Securities and the Common Stock issuable upon conversion of the Preferred Stock, if any, have been so qualified, the Company will file such statements and reports as may be required by the laws of such jurisdiction to continue such qualification in effect for so long as may be required for the distribution of the Underwritten Securities and the Common Stock issuable upon conversion of the Preferred Stock, if any; provided, however, that the Company shall not be obligated to qualify as a foreign corporation in any jurisdiction where it is not so qualified.

         (h) With respect to each sale of Underwritten Securities, the Company will make generally available to its security holders as soon as practicable, but not later than 90 days after the close of the period covered thereby, an earnings statement (in form complying with the provisions of Rule 158 of the 1933 Act Regulations) covering a twelve month period beginning not later than the first day of the Company's fiscal quarter next following the "effective date" (as defined in such Rule 158) of the Regis tration Statement.

         (i) The Company will continue to elect to qualify as a "real estate investment trust" under the Code and will use its best efforts to continue to meet the requirements to qualify as a "real estate investment trust."

         (j) The Company, during the period when the Prospectus is required to be delivered under the 1933 Act or the 1934 Act in connection with sales of the Underwritten Securities, will file promptly all documents required to be filed with the Commission pursuant to Section 13, 14 or 15 of the 1934 Act within the time periods prescribed by the 1934 Act and the 1934 Act Regulations.

         (k) The Company will not, during a period of 90 days from the date of the applicable Terms Agreement, with respect to the Underwritten Securities covered thereby, without your prior written consent, offer or sell, grant any option for the sale of, or enter into any agreement to sell, any securities of the same class or series or ranking on a parity with such Underwritten Securities (other than the Underwritten Securities which are to be sold pursuant to such Terms Agreement), or if such Terms Agreement relates to Preferred Stock that is convertible into Common Stock, any Common Stock or any security convertible into Common Stock (except for Common Stock issued for property acquisitions or grants of options or issuance of shares upon exercise of options or issuance under employee benefit plans), except as may otherwise be provided in the applicable Terms Agreement.

         (l) If the applicable Terms Agreement relates to Common Stock, the Company will cause each officer of the Company who owns Common Stock to agree not to offer for sale, sell or otherwise dispose of any shares of Common Stock during the 90 days following the date of such Terms Agreement without your prior written consent.

         (m) If the Preferred Stock is convertible into Common Stock, the Company will reserve and keep available at all times, free of preemptive rights or other similar rights, a sufficient number of shares of Common Stock for the purpose of enabling the Company to satisfy any obligations to issue such shares upon conversion of the Preferred Stock.

         (n) If the Preferred Stock is convertible into Common Stock, the Company will use its best efforts to list the shares of Common Stock issuable upon conversion of the Preferred Stock on the New York Stock Exchange or such other national exchange on which the Company's Common Stock is then listed.

         (o) The Company will use its best efforts to list the Underwritten Securities on the New York Stock Exchange.

         (p) The Company will use the net proceeds received by it from the sale of the Underwritten Securities in the manner specified in the Prospectus under the caption "Use of Proceeds."

         Section 4. Payment of Expenses. The Company will pay all expenses incident to the performance of its obligations under this Agreement or the applicable Terms Agreement, including (i) the printing and filing of the Registration Statement as originally filed and of each amendment thereto, (ii) the cost of printing, filing and distributing to the Underwriters copies of this Agreement and the applicable Terms Agreement, (iii) the preparation, issuance and delivery of the Underwritten Securities to the Underwriters, (iv) the fees and disbursements of the Company's counsel and accountants, (v) if applicable, the qualification of the Underwritten Securities and the Common Stock issuable upon conversion of the Preferred Stock, if any, under securities laws and real estate syndication laws in accordance with the provisions of Section 3(g), including filing fees and the fees and disbursements of counsel for the Underwriters in connection therewith and in connection with the preparation of the Blue Sky Survey, if any, (vi) the printing and delivery to the Underwriters of copies of the Registration Statement as originally filed and of each amendment thereto, and of the Prospectus and any amendments or supplements thereto, including each abbreviated term sheet delivered by the Company pursuant to Rule 434 of the 1933 Act Regulations, (vii) the cost of reproducing and distributing to the Underwriters copies of the Blue Sky Survey, if any, (viii) any fees charged by nationally recognized statistical rating organizations for the rating of the Underwritten Securities, (ix) the fees and expenses, if any, incurred with respect to the listing of the Underwritten Securities or the Common Stock issuable upon conversion of the

Preferred Stock, if any, on any national securities exchange, and (x) the fees and expenses, if any, incurred with respect to any filing with the National Association of Securities Dealers, Inc.

         If the applicable Terms Agreement is canceled or terminated by you in accordance with the provisions of Section 5 or Section 9(b)(i), the Company shall reimburse the Underwriters named in such Terms Agreement for all of their out-of-pocket expenses, including the reasonable fees and disbursements of counsel for the Underwriters.

         Section 5. Conditions of Underwriters' Obligations. The several obligations of the Underwriters to purchase Underwritten Securities pursuant to the applicable Terms Agreement are subject to the accuracy of the representations and warranties of the Company herein contained, to the accuracy of the statements of the Company's officers made in any certificate pursuant to the provisions hereof, to the performance by the Company of all of its covenants and other obligations hereunder, and to the following further conditions:

         (a) At Closing Time, (i) no stop order suspending the effectiveness of the Registration Statement shall have been issued under the 1933 Act or proceedings therefor initiated or threatened by the Commission and (ii) if Preferred Stock is being offered, the rating assigned by any nationally recognized statistical rating organization to any preferred stock of the Company as of the date of the applicable Terms Agreement shall not have been lowered since such date nor shall any such rating organization have publicly announced that it has placed the Company on what is commonly termed a "watch list" for possible downgrading.

         (b)  At Closing Time, you shall have received:

                  (1) The favorable opinion, dated as of Closing Time, of Hunton & Williams, counsel for the Company, in form and substance satisfactory to counsel for the Underwriters, to the effect that:

                       (i) The Company has been duly organized and is validly
                  existing as a corporation and in good standing under the laws of the Commonwealth of Virginia, with corporate power and authority to own its properties and conduct its business as described in the Prospectus as amended or supplemented.

                      (ii) The Company is duly qualified to transact business in all jurisdictions in which the conduct of its business requires such qualification, or in which the failure to qualify would have a materially adverse effect upon the business of the Company.

                     (iii) Each subsidiary of the Company has been duly
                  organized and is validly existing as a corporation, limited liability company, limited partnership or real estate investment trust in good standing under the laws of the jurisdiction of its incorporation or organization, with power and authority to own, lease and operate its properties and conduct its business as described in the Prospectus and is duly qualified to transact business in all jurisdictions in which the conduct of its business requires such qualification except where the failure to so be in good standing would not have a material adverse effect on the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Company and its subsidiaries, considered as one enterprise; each such subsidiary is duly qualified to transact business in all jurisdictions in which the conduct of its business requires such qualification, or in which the failure to qualify would have a materially adverse effect upon the business of such subsidiary; all of the issued and outstanding shares of capital stock of each such corporate subsidiary and all of the issued and outstanding shares of beneficial interest of each such real estate investment trust subsidiary have been duly authorized and validly issued, are fully paid and non-assessable and are owned by the Company free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity; and the Company and/or one such corporate subsidiary are the only members or general partners of the Company's limited liability company or limited partnership subsidiaries, as applicable, and own the entire membership or general partnership interest in each such subsidiary free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity.

                      (iv) The Company has authorized and outstanding capital
                  stock as set forth in the Prospectus under "Capitalization" (except for subsequent issuances, if any, pursuant to reservations, agreements or the exercise of convertible securities referred to in the Registration Statement including, without limitation, exercise of stock options, granting of stock options or issuance of shares pursuant to the Company's dividend reinvestment plan); the authorized capital stock of the Company has been duly authorized; and the outstanding shares of capital stock of the Company have been duly authorized and validly issued and are fully paid and non-assessable and are not subject to preemptive or other similar rights arising by operation of law or, to the best of such counsel's knowledge, otherwise.

                       (v) The applicable Underwritten Securities have been duly
                  authorized for issuance, offer and sale pursuant to this Agreement and, when issued and delivered pursuant to the provisions of this Agreement against payment of the consideration therefor specified in the applicable Terms Agreement or the Delayed Delivery Contracts, the applicable Underwritten Securities will be validly issued, fully paid and non-assessable; and the Preferred Stock, if applicable, conforms to the provisions of the Articles of Amendment.

                    (vi) If applicable, the shares of Common Stock issuable upon conversion of any of the Preferred Stock have been duly and validly authorized and reserved for issuance upon such conversion or exercise by all necessary corporate action and such shares, when issued upon such conversion or exercise, will be duly and validly issued and will be fully paid and non-assessable, and the issuance of such shares upon such conversion or exercise will not be subject to preemptive or other similar rights arising by operation of law or, to the best of such counsel's knowledge, otherwise.

                      (vii)Each of this Agreement, the applicable Terms
                  Agreement and the Delayed Delivery Contracts, if any, has been duly authorized, executed and delivered by the Company.

                     (viii)The Registration Statement is effective under the
                  1933 Act and, to the best of such counsel's knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued under the 1933 Act or proceedings therefor initiated or threatened by the Commission.

                    (ix) The Registration Statement and the Prospectus,
                  excluding the documents incorporated by reference therein, as of their respective effective or issue dates, comply as to form in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations; it being understood, however, that no opinion need be rendered with respect to the financial statements, schedules and other financial and statistical data included or incorporated by reference in the Registration Statement or the Prospectus. If applicable, the Rule 434 Prospectus conforms in all material respects to the requirements of Rule 434 under the 1933 Act Regulations.

                     (x) Each document filed pursuant to the 1934 Act (other
                  than the financial statements, schedules and other financial and statistical data included therein, as to which no opinion need be rendered) and incorporated or deemed to be incorporated by reference in the Prospectus complied when so filed (or as when amended prior to the Representation Date) as to form in all material respects with the 1934 Act and the 1934 Act Regulations.

                      (xi) If applicable, the relative rights, preferences,
                  interests and powers of the Preferred Stock are as set forth in the Articles of Amendment relating thereto, and all such provisions are valid under applicable Virginia law; and the form of certificate used to evidence the Preferred Stock is in due and proper form under applicable Virginia law, and complies in all material respects with all applicable statutory requirements.

                      (xii) The Underwritten Securities and, if applicable, the
                  Common Stock issuable upon conversion of the Preferred Stock conform in all material respects to the statements relating thereto contained in the Prospectus.

                     (xiii) To the best of such counsel's knowledge and
                  information, there are no legal or governmental proceedings pending or threatened which are required to be disclosed in the Prospectus, other than those dis closed therein, and all pending legal or governmental proceedings to which the Company or any of its subsidiaries is a party or of which any of the property of the Company or its subsidiaries is the subject which are not described in the Prospectus, including ordinary routine litigation incidental to the business, are, considered in the aggregate, not material to the business of the Company and its subsidiaries considered as one enterprise.

                    (xiv) To the best of such counsel's knowledge and
                  information, there are no contracts, indentures, mortgages, loan agreements, notes, leases or other instruments required to be described or referred to in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement other than those described or referred to therein or filed as exhibits thereto, the descriptions thereof or references thereto are correct, and, to the best of such counsel's knowledge and information, no default exists in the due performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, note, lease or other instrument so described, referred to or filed which would have a material adverse effect on the condition, financial or otherwise, or on the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise.

                   (xv) No authorization, approval or consent of any court or governmental authority or agency is required that has not been obtained in connection with the consummation by the Company of the transactions contemplated by this Agreement and the applicable Terms Agreement, except such as may be required under the 1933 Act, the 1934 Act and state securities laws or real estate syndication laws; and to the best of such counsel's knowledge and information, the execution and delivery of this Agreement and the applicable Terms Agreement and the consummation of the transactions contemplated herein and therein and compliance by the Company with its obligations hereunder and thereunder will not conflict with or constitute a breach of, or default under or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its subsidiaries pursuant to any contract, indenture, mortgage, loan agreement, note, lease or other instrument to which the Company or any of its subsidiaries is a party or by which they may be bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, nor will such action result in violation of the provisions of the Articles of Incorporation or ByLaws of the Company or any law, administrative regulation or court decree.

                     (xvi) The Company is not required to be registered
                  under the 1940 Act.

                    (xvii) The statements under the caption "Description of
                  Capital Stock" in the Prospectus, insofar as such statements constitute a summary of documents referred to therein or matters of law, are accurate summaries and fairly and correctly present the information called for with respect to such documents and matters.

                  (2) The favorable opinion, dated as of Closing Time, of Hunton & Williams, counsel for the Company, in form and substance satisfactory to counsel for the Underwriters, to the effect that the Company has qualified to be taxed as a real estate investment trust pursuant to Sections 856 through 860 of the Code for its most recently ended fiscal year and for the four fiscal years immediately preceding such year, and the Company's organization and contemplated method of operation are such as to enable it to continue to so qualify for its current fiscal year.

                  (3) The favorable opinion, dated as of the Closing Time, of Brown & Wood LLP, counsel for the Underwriters, with respect to the matters set forth in (i), (v) to (ix), inclusive, and (xii) of subsection (b)(1) of this Section. In rendering their opinion, Brown & Wood LLP may rely as to matters of Virginia law upon the opinion of Hunton & Williams.

                  (4) In giving their opinions required by subsections (b)(1) and (b)(3), respectively, of this Section, Hunton & Williams and Brown & Wood LLP shall each additionally state that nothing has come to their attention that would lead them to believe that the Registration Statement or any amendment thereto (excluding the financial statements and financial schedules included or incorporated by reference therein, as to which such counsel need express no belief), at the time it became effective or at the time an Annual Report on Form 10-K was filed by the Company with the Commission (whichever is later), or at the Representation Date, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus or any amendment or supplement thereto (excluding the financial statements and financial schedules included or incorporated by reference therein, as to which such counsel need express no belief), at the Representation Date or at Closing Time, included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

         (c) At Closing Time, there shall not have been, since the date of the applicable Terms Agreement or since the respective dates as of which information is given in the Prospectus, any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business; and you shall have received a certificate of the President and Chief Executive Officer and the Executive Vice President and Chief Financial Officer of the Company, dated as of such Closing Time, to the effect that (i) there has been no such material adverse change and (ii) the representations and warranties in Section 1 are true and correct with the same force and effect as though such Closing Time were a Representation Date. As used in this Section 5(c), the term "Prospectus" means the Prospectus in the form first used to confirm sales of the Underwritten Securities.

         (d) At the time of execution of the applicable Terms Agreement, you shall have received from Ernst & Young LLP a letter dated such date, in form and substance satisfactory to you, to the effect that (i) they are independent accountants with respect to the Company and its subsidiaries within the meaning of the 1933 Act and the 1934 Act and the applicable published rules and regulations thereunder; (ii) it is their opinion that the consolidated financial statements and supporting schedules of the Company and its subsidiaries included or incorporated by reference in the Registration Statement and the Prospectus and covered by their opinions therein comply in form in all material respects with the applicable accounting requirements of the 1933 Act and the 1934 Act and the related published rules and regulations thereunder; (iii) based upon limited procedures set forth in detail in such letter (which shall include, without limitation, the procedures specified by the American Institute of Certified Public Accountants for a review of interim financial information as described in SAS No. 71, Interim Financial Information, with respect to the unaudited condensed consolidated financial statements of the Company and its subsidiaries included or incorporated by reference in the Registration Statement), nothing came to their attention that caused them to believe that (A) any material modifications should be made to the unaudited financial statements and financial statement schedules of the Company and its subsidiaries included or incorporated by reference in the Registration Statement and the Prospectus for them to be in conformity with generally accepted accounting principles, (B) the unaudited financial statements and financial statement schedules of the Company included or incorporated by reference in the Registration Statement and the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the 1934 Act and the related published rules and regulations thereunder, or (C) at a specified date not more than three days prior to the date of the applicable Terms Agreement, there has been any change in the capital stock of the Company or in the notes payable or mortgage notes payable of the Company or any decrease in the total assets of the Company, as compared with the amounts shown in the most recent consolidated balance sheet included or incorporated by reference in the Registration Statement and the Prospectus or, during the period from the date of the most recent consolidated statement of operations included or incorporated by reference in the Registration Statement and the Prospectus to a specified date not more than three days prior to the date of the applicable Terms Agreement, there were any decreases, as compared with the corresponding period in the preceding year, in rental income or in the total or per share amounts of net income or income before gains (losses) on investments and extraordinary items of the Company, except in all instances for changes, increases or decreases which the Registration Statement and the Prospectus disclose have occurred or may occur; (iv) they have compared the information in the Prospectus under selected captions with the disclosure requirements of Regulation S-K and on the basis of limited procedures specified in such letter nothing came to their attention as a result of the foregoing procedures that caused them to believe that this information does not conform in all material respects with the disclosure requirements of Items 301, 402 and 503(d) of Regulation S-K;
(v) in addition to the audit referred to in their opinions and the limited procedures referred to in clause (iii) above, they have carried out certain specified procedures, not constituting an audit, with respect to certain amounts, percentages and financial information which are included or incorporated by reference in the Registration Statement and the Prospectus and which are specified by you, and have found such amounts, percentages and financial information to be in agreement with the relevant accounting, financial and other records of the Company and its subsidiaries identified in such letter; and (vi) they have read the unaudited pro forma financial statements which are included in the Registration Statement and the Prospectus and have performed specified procedures set forth in detail in such letter and found the amounts set forth in such unaudited pro forma financial statements to be in agreement with the corresponding historical financial statements and nothing has come to their attention which causes them to believe that the unaudited pro forma financial statements included in the Registration Statement and the Prospectus which combine certain financial statements of the Company and South West with certain transactions set forth in the notes to such pro forma statements, do not comply as to form in all material respects with Article 11 of Regulation S-X under the 1933 Act.

         (e) At Closing Time, you shall have received from Ernst & Young LLP a letter dated as of such Closing Time to the effect that they reaffirm the statements made in the letter furnished pursuant to subsection (d) of this Section, except that the "specified date" referred to shall be a date not more than three days prior to such Closing Time.

         (f) At Closing Time, counsel for the Underwriters shall have been furnished with such documents and opinions as they may reasonably require for the purpose of enabling them to pass upon the issuance and sale of the Underwritten Securities as herein contemplated and related proceedings, or in order to evidence the accuracy of any of the representations or warranties, or the fulfillment of any of the conditions, herein contained; and all proceedings taken by the Company in connection with the issuance and sale of the Underwritten Securities as herein contemplated shall be satisfactory in form and substance to you and counsel for the Underwriters.

         (g) In the event the Underwriters exercise their option provided in a Terms Agreement as set forth in Section 2(b) hereof to purchase all or any portion of the Option Securities, the representations and warranties of the Company contained herein and the statements in any certificates furnished by the Company hereunder shall be true and correct as of each Date of Delivery, and you shall have received:

                  (1) A certificate, dated such Date of Delivery, of the President and Chief Executive Officer and the Senior Vice President and Chief Financial Officer of the Company, in their capacities as such, confirming that the certificate delivered at Closing Time pursuant to
         Section 5(c) hereof remains true and correct as of such Date of Delivery.

                  (2) The favorable opinions of Hunton & Williams, counsel for the Company, in form and substance satisfactory to counsel for the Underwriters, dated such Date of Delivery, relating to the Option Securities and otherwise substantially to the same effect as the opinions required by Sections 5(b)(1) and 5(b)(2) hereof.

                  (3) The favorable opinion of Brown & Wood LLP, counsel for the Underwriters, dated such Date of Delivery, relating to the Option Securities and otherwise to the same effect as the opinion required by
         Section 5(b)(3) hereof.

                  (4) A letter from Ernst & Young LLP, in form and substance satisfactory to you and dated such Date of Delivery, substantially the same in scope and substance as the letter furnished to you pursuant to Section 5(e) hereof, except that the "specified date" in the letter furnished pursuant to this
         Section 5(g)(4) shall be a date not more than three days prior to such Date of Delivery.

         If any condition specified in this Section shall not have been fulfilled when and as required to be fulfilled, the applicable Terms Agreement may be terminated by you by notice to the Company at any time at or prior to the Closing Time, and such termination shall be without liability of any party to any other party except as provided in Section 4 hereof.

         Section 6. Indemnification. (a) The Company agrees to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of Section
15 of the 1933 Act as follows:

                  (1) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of any un true statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto), including the information deemed to be part of the Registration Statement pursuant to Rule 430A(b) or Rule 434 of the 1933 Act Regulations, if applicable, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact included in any preliminary prospectus or the Prospectus (or any amendment or supplement thereto) or the omission, or alleged omission therefrom, of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

                  (2) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission referred to in subsection (1) above, or any such alleged untrue statement or omission, if such settlement is effected with the written consent of the Company; and

                  (3) against any and all expense whatsoever, as incurred (including, the fees and disbursements of counsel chosen by you), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceedings by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under (1) or
         (2) above;

provided, however, that this indemnity agreement shall not apply to any loss, liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company by any Underwriter through you expressly for use in the Registration Statement (or any amendment thereto) or any preliminary prospectus or the Prospectus (or any amendment or supplement thereto).

         (b) Each Underwriter severally agrees to indemnify and hold harmless the Company, its directors, each of its officers who signed the Registration Statement and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act, against any and all loss, liability, claim, damage and expense described in the indemnity contained in subsection (a) of this Section, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement (or any amendment thereto) or any preliminary prospectus or the Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with written information furnished to the Company by such Underwriter through you expressly for use in the Registration Statement (or any amendment thereto) or any preliminary prospectus or the Prospectus (or any amendment or supplement thereto).

         (c) Each indemnified party shall give notice as promptly as reasonably practicable to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability which it may have otherwise than on account of this indemnity agreement. An indemnifying party may participate at its own expense in the defense of such action. In no event shall the indemnifying parties be liable for fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances.

         Section 7. Contribution. In order to provide for just and equitable contribution in circumstances in which the indemnity agreement provided for in
Section 6 is for any reason held to be unenforceable by the indemnified parties although applicable in accordance with its terms, the Company and the Underwriters with respect to the offering of the Underwritten Securities shall contribute to the aggregate losses, liabilities, claims, damages and expenses of the nature contemplated by said indemnity agreement incurred by the Company and one or more of the Underwriters in respect of such offering, as incurred, in such proportions that the Underwriters are responsible for that portion represented by the percentage that the underwriting discount appearing on the cover page of the applicable Prospectus Supplement in respect of such offering bears to the initial public offering price appearing thereon and the Company is responsible for the balance; provided, however, that no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933
Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. Notwithstanding the provisions of this
Section 7, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Underwritten Securities purchased by it pursuant to the applicable Terms Agreement and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay in respect of such losses, liabilities, claims, damages and expenses. For purposes of this Section 7, each person, if any, who controls an Underwriter within the meaning of Section 15 of the 1933 Act shall have the same rights to contribution as such Underwriter, and each director of the Company, each officer of the Company who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act shall have the same rights to contribution as the Company.

         Section 8. Representations, Warranties and Agreements to Survive Delivery. All representations, warranties and agreements contained in this Agreement or the applicable Terms Agreement, or contained in certificates of officers of the Company submitted pursuant hereto, shall remain operative and in full force and effect, regardless of any termination of this Agreement, or investigation made by or on behalf of any Underwriter or any controlling person, or by or on behalf of the Company and shall survive delivery of and payment for the Underwritten Securities to the Underwriters.

         Section 9. Termination of Agreement. (a) This Agreement (excluding the applicable Terms Agreement) may be terminated for any reason at any time by the Company or by you upon the giving of 30 days' written notice of such termination to the other party hereto; provided that this Agreement may not be terminated prior to the Closing Time set forth in any applicable Terms Agreement.

         (b) You may also terminate the applicable Terms Agreement, by notice to the Company, at any time at or prior to the Closing Time (i) if there has been, since the date of such Terms Agreement or since the respective dates as of which information is given in the Prospectus, any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, or
(ii) if there has occurred any material adverse change in the financial markets in the United States or any outbreak of hostilities or other calamity or crisis or escalation of any existing hostilities, the effect of which is such as to make it, in your judgment, impracticable to market the Underwritten Securities or enforce contracts for the sale of the Underwritten Securities, or (iii) if trading in any of the securities of the Company has been suspended by the Commission or the New York Stock Exchange, or if trading generally on either the New York Stock Exchange or the American Stock Exchange has been suspended, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices for securities have been required, by either of said exchanges or by order of the Commission or any other governmental authority, or if a banking moratorium has been declared by Federal, New York or Virginia authorities, or (iv) if Preferred Stock is being offered and the rating assigned by any nationally recognized statistical rating organization to any preferred stock or debt of the Company as of the date of the applicable Terms Agreement shall have been lowered since such date or if any such rating organization shall have publicly announced that it has placed any preferred stock or debt of the Company on what is commonly termed a "watch list" for possible downgrading. As used in this Section 9(b), the term "Prospectus" means the Prospectus in the form first used to confirm sales of the Underwritten Securities.

         (c) In the event of any such termination, (x) the covenants set forth in Section 3 with respect to any offering of Underwritten Securities shall remain in effect so long as any Underwriter owns any such Underwritten Securities purchased from the Company pursuant to the applicable Terms Agreement and (y) the covenant set forth in Section 3(h) hereof, the provisions of Section 4 hereof, the indemnity and contribution agreements set forth in Sections 6 and 7 hereof, and the provisions of Sections 8 and 13 hereof shall remain in effect.

         Section 10. Default by One or More of the Underwriters. If one or more of the Underwriters shall fail at the Closing Time to purchase the Underwritten Securities which it or they are obligated to purchase under the applicable Terms Agreement (the "Defaulted Securities"), then you shall have the right, within 48 hours thereafter, to make arrangements for one or more of the non-defaulting Underwriters, or any other underwriters, to purchase all, but not less than all, of the Defaulted Securities in such amounts as may be agreed upon and upon the terms herein set forth; if, however, you shall not have completed such arrangements within such 48-hour period, then:

         (a) if the total number of Defaulted Securities does not exceed 10% of the total number of Underwritten Securities to be purchased pursuant to such Terms Agreement, the non-defaulting Underwriters named in such Terms Agreement shall be obligated to purchase the full amount thereof in the proportions that their respective underwriting obligations hereunder bear to the underwriting obligations of all non-defaulting Underwriters, or

         (b) if the total number of Defaulted Securities exceeds 10% of the total number of Underwritten Securities to be purchased pursuant to such Terms Agreement, the applicable Terms Agreement shall terminate without liability on the part of any non-defaulting Underwriter.

         No action taken pursuant to this Section shall relieve any defaulting Underwriter from liability in respect of its default under this Agreement and the applicable Terms Agreement.

         In the event of any such default which does not result in a termination of the applicable Terms Agreement, either you or the Company shall have the right to postpone the Closing Time for a period not exceeding seven days in order to effect any required changes in the Registration Statement or the Prospectus or in any other documents or arrangements.

         Section 11. Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Underwriters shall be directed c/o Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, North Tower, World Financial Center, New York, New York, 10281, attention of Tjarda V. S. Clagett, Director; and notices to the Company shall be directed to it at 10 South 6th Street, Suite 203, Richmond, Virginia 23219, attention of John P.
McCann, President and Chief Executive Officer.

         Section 12. Parties. This Agreement and the applicable Terms Agreement shall inure to the benefit of and be binding upon you and the Company and any Underwriter who becomes a party to such Terms Agreement, and their respective successors. Nothing expressed or mentioned in this Agreement or the applicable Terms Agreement is intended or shall be construed to give any person, firm or corporation, other than those referred to in Sections 6 and 7 and their heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or such Terms Agreement or any provision herein or therein contained. This Agreement and the applicable Terms Agreement and all conditions and provisions hereof and thereof are intended to be for the sole and exclusive benefit of the parties hereto and thereto and their respective successors and said controlling persons and officers and directors and their heirs and legal representatives, and for the benefit of no other person, firm or corporation. No purchaser of Underwritten Securities from any Underwriter shall be deemed to be a successor by reason merely of such purchase.

         Section 13. Governing Law and Time. This Agreement and the applicable Terms Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to agreements made and to be performed in said State. Specified times of day refer to New York City time.

         Section 14. Counterparts. This Agreement and the applicable Terms Agreement may be executed in one or more counterparts, and if executed in more than one counterpart the executed counterparts shall constitute a single instrument.

         If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Company a counter part hereof, whereupon this instrument along with all counter parts will become a binding agreement between you and the Company in accordance with its terms.

                                          Very truly yours,

                                          UNITED DOMINION REALTY TRUST, INC.


                                          By: ------------------------------
                                              Name:
                                              Title:


CONFIRMED AND ACCEPTED,
  as of the date first
  above written:

MERRILL LYNCH & CO.
Merrill Lynch, Pierce, Fenner & Smith
            Incorporated
SCOTT & STRINGFELLOW, INC.

By:  MERRILL LYNCH & CO.
     Merrill Lynch, Pierce, Fenner & Smith
                 Incorporated


By:----------------------------
   Name:
   Title:

                                                                 Exhibit A


                              [___________ Shares]

                       UNITED DOMINION REALTY TRUST, INC.
                            (a Virginia corporation)

                             [Title of Securities]

                                TERMS AGREEMENT


                                               Dated: _____________, 199__


To:      United Dominion Realty Trust, Inc.
         10 South 6th Street, Suite 203
         Richmond, Virginia  23219

Attention: President and Chief Executive Officer

Dear Sirs:

         We (the "Representatives") understand that United Dominion Realty Trust, Inc., a Virginia corporation (the "Company"), proposes to issue and sell its [shares of common stock (the "Common Stock")] [shares of preferred stock (the "Preferred Stock")] (such [Common Stock] [Preferred Stock] being hereinafter referred to as the "Underwritten Securities"). Subject to the terms and conditions set forth or incorporated by reference herein, the underwriters named below (the "Underwriters") offer to purchase, severally and not jointly, the respective numbers of shares of Initial Underwritten Securities (as defined in the Underwriting Agreement dated _________ __, 199_ (the "Underwriting Agreement")) set forth below opposite their respective names, and a proportionate share of Option Securities (as defined in the Underwriting Agreement) to the extent any are purchased, at the purchase price set forth below.

                                                       Number of Shares
                                                           of Initial
Underwriter                                         Underwritten Securities
-----------                                         -----------------------



         Total                                             ----------

                                                           ==========

         The Underwritten Securities shall have the following terms:
                  [Common Stock]      [Preferred Stock]

Title of Securities:
Number of Shares:
[Current Ratings:]
[Dividend Rate: [$             ] [      %], Payable:]
[Stated Value:]
[Liquidation Preference:]
[Ranking:]
Public Offering Price Per Share: $
                                 [, plus accumulated dividends, if any,
                                 from            , 19  .]
Purchase Price Per Share:$        ;
                                 [, plus accumulated dividends, if any,
                                 from               , 19  .]
[Conversion Provisions:]
[Redemption Provisions:]
[Sinking Fund Requirements:]
Number of Option Securities, if any, that may be purchased by the Underwriters:
Delayed Delivery Contracts: [authorized] [not authorized]
         [Date of Delivery:
         Minimum Contract:
         Maximum Number of Shares:
         Fee:]
Additional co-managers, if any:
Other terms:
Closing time, date and location:


         All the provisions contained in the document attached as Annex A hereto entitled "United Dominion Realty Trust, Inc.- Common Stock and Preferred Stock-Underwriting Agreement" are hereby incorporated by reference in their entirety herein and shall be deemed to be a part of this Terms Agreement to the same extent as if such provisions had been set forth in full herein. Terms defined in such document are used herein as therein defined.

         Please accept this offer no later than       o'clock P.M. (New York
City time) on         by signing a copy of this Terms Agreement in the space set forth below and returning the signed copy to us.

                              Very truly yours,

                              MERRILL LYNCH, PIERCE, FENNER & SMITH
                                          INCORPORATED
                              SCOTT & STRINGFELLOW, INC.

                              By: MERRILL LYNCH, PIERCE, FENNER & SMITH
                                             INCORPORATED


                              By:______________________________________
                                 Authorized Signatory

                              [Acting on behalf of themselves
                                 and the other named Underwriters.]



Accepted:

UNITED DOMINION REALTY TRUST, INC.


By:_______________________________
   Name:
   Title:

                                                                      Exhibit B


                       UNITED DOMINION REALTY TRUST, INC.
                            (a Virginia corporation)

                             [Title of Securities]

                           DELAYED DELIVERY CONTRACT



                                                            _____________, 19__


United Dominion Realty Trust, Inc.
10 South 6th Street, Suite 203
Richmond, Virginia  23219

Attention: President and Chief Executive Officer

Dear Sirs:

         The undersigned hereby agrees to purchase from United Dominion Realty Trust, Inc. (the "Company"), and the Company agrees to sell to the undersigned on __________, 19__ (the "Delivery Date"),

of the Company's [insert title of security] (the "Securities"), offered by the Company's Prospectus dated __________, 19__, as supplemented by its Prospectus Supplement dated ___________, 19__, receipt of which is hereby acknowledged, at a purchase price of [$__________], on the Delivery Date, and on the further terms and conditions set forth in this contract.

         Payment for the Securities which the undersigned has agreed to purchase on the Delivery Date shall be made to the Company or its order by certified or official bank check in New York Clearing House funds at the office of

                           , on the Delivery Date, upon delivery to
the undersigned of the Securities to be purchased by the undersigned in definitive form and in such denominations and registered in such names as the undersigned may designate by written or telegraphic communication addressed to the Company not less than five full business days prior to the Delivery Date.

         The obligation of the undersigned to take delivery of and make payment for Securities on the Delivery Date shall be subject only to the conditions that (1) the purchase of Securities to be made by the undersigned shall not on the Delivery Date be prohibited under the laws of the jurisdiction to which the undersigned is subject and (2) the Company, on or before __________, 19__, shall have sold to the Underwriters of the Securities (the "Underwriters") such principal amount of the Securities as is to be sold to them pursuant to the Terms Agreement dated __________, 19__ between the Company and the Underwriters. The obligation of the undersigned to take delivery of and make payment for Securities shall not be affected by the failure of any purchaser to take delivery of and make payments for Securities pursuant to other contracts similar to this contract. The undersigned represents and warrants to you that its investment in the Securities is not, as of the date hereof, prohibited under the laws of any jurisdiction to which the undersigned is subject and which govern such investment.

         Promptly after completion of the sale to the Underwriters, the Company will mail or deliver to the undersigned at its address set forth below notice to such effect, accompanied by a copy of the opinion of counsel for the Company delivered to the Underwriters in connection therewith.

         By the execution hereof, the undersigned represents and warrants to the Company that all necessary action for the due execution and delivery of this contract and the payment for and purchase of the Securities has been taken by it and no further authorization or approval of any governmental or other regulatory authority is required for such execution, delivery, payment or purchase, and that, upon acceptance hereof by the Company and mailing or delivery of a copy as provided below, this contract will constitute a valid and binding agreement of the undersigned in accordance with its terms.

         This contract will inure to the benefit of and be binding upon the parties hereto and their respective successors, but will not be assignable by either party hereto without the written consent of the other.

         It is understood that the Company will not accept Delayed Delivery Contracts for a number of Securities in excess of ________ and that the acceptance of any Delayed Delivery Contract is in the Company's sole discretion and, without limiting the foregoing, need not be on a first-come, first-served basis. If this contract is acceptable to the Company, it is requested that the Company sign the form of acceptance on a copy hereof and mail or deliver a signed copy hereof to the undersigned at its address set forth below. This will become a binding contract between the Company and the undersigned when such copy is so mailed or delivered.

         This Agreement shall be governed by the laws of the State of New York.

                                              Yours very truly,

                                              -----------------------------
                                                       (Name of Purchaser)

                                              By:__________________________
                                                                (Title)

                                              -----------------------------

                                              -----------------------------
                                                                (Address)
Accepted as of the date first above written.

UNITED DOMINION REALTY TRUST, INC.


By:__________________________
         (Title)

                  PURCHASER-PLEASE COMPLETE AT TIME OF SIGNING

         The name and telephone number of the representative of the Purchaser with whom details of delivery on the Delivery Date may be discussed are as follows: (Please print.)

                                                                Telephone No.
                                                                 (including
                           Name                                   Area Code)

                                4,000,000 Shares

                       UNITED DOMINION REALTY TRUST, INC.
                            (a Virginia corporation)

                                  Common Stock

                                TERMS AGREEMENT


                                                        Dated: January 22, 1997


To:      United Dominion Realty Trust, Inc.
         10 South 6th Street, Suite 203
         Richmond, Virginia  23219

Attention: President and Chief Executive Officer

Dear Sirs:

         We (the "Representatives") understand that United Dominion Realty Trust, Inc., a Virginia corporation (the "Company"), proposes to issue and sell its shares of common stock (the "Common Stock") (such Common Stock being hereinafter referred to as the "Underwritten Securities"). Subject to the terms and conditions set forth or incorporated by reference herein, the underwriters named below (the "Underwriters") offer to purchase, severally and not jointly, the respective numbers of shares of Initial Underwritten Securities (as defined in the Underwriting Agreement dated January 22, 1997 (the "Underwriting Agreement")) set forth below opposite their respective names, and a proportionate share of Option Securities (as defined in the Underwriting Agreement) to the extent any are purchased, at the purchase price set forth below.

                                                Number of Shares
                                                   of Initial
Underwriter                                 Underwritten Securities

Merrill Lynch, Pierce, Fenner & Smith
                Incorporated                        2,000,000
Scott & Stringfellow, Inc.                          2,000,000
                                                    ---------
         Total                                      4,000,000
                                                    =========

         The Underwritten Securities shall have the following terms:
                       Common Stock

Title of Securities:  Common Stock, $1 par value
Number of Shares:  4,000,000
Public Offering Price Per Share: $15.75
Purchase Price Per Share:  $14.925
Number of Option Securities, if any, that may be purchased by the
Underwriters:  600,000
Delayed Delivery Contracts:  not authorized
Closing time, date and location:  9:00 A.M., January 28, 1997,
         Hunton & Williams, Riverfront Plaza, 901 East Byrd Street, Richmond, Virginia 23212-1535


         All the provisions contained in the document attached as Annex A hereto entitled "United Dominion Realty Trust, Inc.-Common Stock and Preferred Stock-Underwriting Agreement" are hereby incorporated by reference in their entirety herein and shall be deemed to be a part of this Terms Agreement to the same extent as if such provisions had been set forth in full herein. Terms defined in such document are used herein as therein defined.

         Please accept this offer no later than 7:00 o'clock P.M. (New York City time) on January 22, 1997 by signing a copy of this Terms Agreement in the space set forth below and returning the signed copy to us.

                          Very truly yours,

                          MERRILL LYNCH & CO.
                          Merrill Lynch, Pierce, Fenner & Smith
                                      Incorporated
                          SCOTT & STRINGFELLOW, INC.

                          By: MERRILL LYNCH & CO.
                              Merrill Lynch, Pierce, Fenner & Smith
                                         Incorporated


                          By:______________________________________
                              Authorized Signatory





Accepted:

UNITED DOMINION REALTY TRUST, INC.


By:_______________________________
   Name:
   Title: